UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2024

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 8.01	Other Events.

The Children’s Place, Inc. (the “Company”) previously announced that it has been seeking to improve its liquidity position and strengthen its balance sheet to best position the Company for the future and that it has been working with its advisors to identify potential lenders to obtain new financing necessary to support ongoing operations and to amend certain provisions of its existing Credit Facility (defined below). As a result, on February 16, 2024, the Company announced its entry into a non-binding term sheet dated February 15, 2024 with 1903P Loan Agent, LLC (“Gordon Brothers”), as Lender, Administrative Agent and Collateral Agent, (the “Term Sheet”), for a $130 million term loan (the “Term Loan”). The net proceeds from the Term Loan, after deducting related fees and expenses, are expected to be used, among other things, to (i) repay the Company’s existing $50 million term loan under the Company’s Amended and Restated Credit Agreement dated May 9, 2019, as amended, with Wells Fargo, National Association (“Wells Fargo”), Bank of America, N.A., HSBC Bank (USA), N.A., JPMorgan Chase Bank, N.A., Truist Bank and PNC Bank, National Association, as lenders and Wells Fargo, as Administrative Agent, Collateral Agent and Swing Line Lender (the “Credit Facility”) and (ii) reduce a portion of the Company’s accounts payable balances with vendors and other general corporate purposes.

Consummation of the transactions contemplated by the Term Sheet is subject to the satisfaction of a number of conditions, including (i) satisfactory completion of customary due diligence by Gordon Brothers, (ii) negotiation and execution of definitive documentation with Gordon Brothers and the existing lenders under the Credit Facility, including an amendment to the Credit Facility to permit entry into the Term Loan and otherwise facilitate the Term Loan transaction, and (iii) entry into an intercreditor agreement between the existing lenders under the Credit Facility and Gordon Brothers. The Company expects to enter into definitive agreements for the Term Loan as expeditiously as possible during the month of March. The Company previously announced that it has been working with its financial and legal advisors to consider all strategic alternatives in the event that the Company is unable to consummate the financing contemplated by the Term Sheet or other financing of a similar nature in a timely manner. The Company’s work on these alternatives remains in progress.

The Term Loan is expected to have the following terms:

•	The Term Loan is expected to (i) mature on November 15, 2026 (the maturity date under the Credit Facility), (ii) bear interest at the Secured Overnight Financing Rate (“SOFR”) plus 9.00% per annum and (iii) contain customary types of fees for transactions of this nature, including a closing fee, an agent fee, a monitoring fee and an exit fee (providing for a multiple on invested capital).

•	The Term Loan is expected to be secured by a first-priority security interest in the Company’s intellectual property and certain other assets (collectively, the “Term Priority Collateral”), and a second-priority security interest in inventory and certain other working capital assets, securing the Credit Facility on a first-priority basis. In connection with entering into the Term Loan, the existing lenders under the Credit Facility are expected to be granted a second-priority security interest in the Term Priority Collateral.

Mr. Matthews, the Chairman of the Board of Directors of the Company, also serves as a member of the Board of Directors of Gordon Brothers, a private company.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release, dated February 16, 2024, issued by the Company (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).
	Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Term Sheet and expected Term Loan. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 28, 2023. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risks related to the COVID-19 pandemic, including the impact of the COVID-19 pandemic on our business or the economy in general, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from COVID-19 or other disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, the uncertainty of weather patterns, the risk that we may be unable to consummate the Term Loan as anticipated, or at all, or obtain alternative financing. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2024

THE CHILDREN’S PLACE, INC.

	By:	/s/ Jane Elfers
Name: Jane Elfers
Title: President and Chief Executive Officer

5